                                                                    EXHIBIT 10.7


                            REGISTRATION RIGHTS AGREEMENT


    THIS REGISTRATION RIGHTS AGREEMENT is made as of this 6th day of June, 1997, among Commerce Security Bancorp, Inc., a Delaware corporation (the "Company"), Madison Dearborn Capital Partners II, L.P., a Delaware limited partnership ("MDP"), Olympus Growth Fund II, L.P., a Delaware limited partnership ("Olympus I"), and Olympus Executive Fund, L.P., a Delaware limited partnership ("Olympus II" and collectively with Olympus I, "Olympus"). MDP and Olympus are collectively referred to herein as the "Purchasers."

    WHEREAS, the Purchasers have agreed to purchase certain securities of the Company and CSBI Capital Trust I, a trust organized under the Delaware Business Trust Act ("CSBI Trust"), including Series A Capital Securities of CSBI Trust and Series B Preferred Stock, Special Common Stock and certain warrants issued in connection therewith to purchase shares of Class B Common Stock or Class C Common Stock of the Company (collectively, the "Senior Securities") pursuant to the Securities Purchase Agreement dated February 11, 1997 by and among the Company, the Purchasers and certain others (the "Securities Purchase Agreement");

    WHEREAS, as a condition to such purchase, the Purchasers have requested certain rights to require the Company to register, for public distribution, the Registrable Shares (as defined herein) as hereafter described;

    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

   1. CERTAIN DEFINITIONS. As used in this Agreement, in addition to the terms defined in the preamble, the following terms shall have the following respective meanings:

         "CLASS B COMMON STOCK" means the Class B Common Stock of the Company, par value $.01 per share.

         "CLASS C COMMON STOCK" means the Class C Common Stock of the Company, par value $.01 per share.

         "COMMISSION" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and any similar Federal statute successor thereto, and the rules and regulations of the Commission issued under such Act, as they each may be in effect from time to time.

         "HOLDERS" means the Purchasers and any subsequent transferee of the Registrable Shares pursuant to Section 11 hereof effected on the books of the Company.

         "OTHER STOCKHOLDERS" means all holders of Class B Common Stock or Class B Common Stock equivalents issued by the Company, other than the Holders, who, by virtue of agreements entered into either prior to, contemporaneously with or after the date of this Agreement, are entitled to registration rights, including, without limitation, the right to include Secondary Shares in certain registrations hereunder.

         "PIE SHARES" means the Class B Common Stock and the Class Common Stock issued or issuable in respect of the Series B Preferred Stock, the Series E Preferred Stock and (in the case of certain holders of Series A Capital Securities) the Series A Capital Securities.

         "SERIES B WARRANTS" means the warrants to purchase Class B Common Stock or Class C Common Stock.

         "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or any successor form, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

         "REGISTRABLE SHARES" means (i) any shares of Class B Common Stock issued or issuable to a Holder upon conversion, directly or indirectly, of any of the Series A Capital Securities, Series B Preferred Stock, Series E Preferred Stock, Special Common Stock or Class C Common Stock, (ii) any shares of Class B Common Stock issued to the Holder by the Company as PIE Shares, (iii) any shares of Class B Common Stock issued or issuable to a Holder upon exercise of the Series B Warrants issued to a Holder by the Company, and (iv) any other shares of Class B Common Stock of the Company now owned or hereafter acquired, including shares issued or issuable to a Holder in respect of the shares described in the foregoing clauses (i), (ii) or (iii); PROVIDED, HOWEVER, that shares of Class B Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement or Rule 144 or Rule 145(d), or any sale in any manner to a person or entity not conducted in compliance with Section 11 hereof. Registrable Shares shall not include shares of Class B Common Stock which may be sold by a Holder to the public immediately without registration, including shares of Class B Common Stock which may be sold within a period of 90 days under Rule 144, unless at the time of the proposed sale such Holder, after the use of reasonable efforts, is unable to arrange for an unregistered managed block distribution of such shares by a recognized investment banking firm which specializes in such block distributions at a reasonable discount to the then-current market price thereof.

         "RULE 144" means Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

         "RULE 145(d)" means Rule 145(d) as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

         "SECONDARY SHARES" means such shares of Class B Common Stock held by Other Stockholders; PROVIDED, HOWEVER, that shares of Class B Common Stock which are Secondary Shares shall cease to be Secondary Shares upon any sale pursuant to a Registration Statement or Rule 144 or Rule 145(d) under the Securities Act, or any sale in any manner to a person or entity not conducted in compliance with
Section 11 hereof. Secondary Shares shall not include shares of Class B Common Stock which may be sold by Other Stockholders to the public immediately without registration, including shares of Class B Common Stock which may be sold within a period of 90 days under Rule 144 promulgated under the Securities Act, unless at the time of the proposed sale such Other Stockholder, after the use of his best efforts, is unable to arrange for an unregistered managed block distribution of such shares by a recognized investment banking firm which specializes in such block distributions at a reasonable discount to the then-current market price thereof.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and any similar Federal statute successor thereto, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

         "SERIES A CAPITAL SECURITIES" means the Subordinated Capital Income Securities, Series A, issued by CSBI Trust, certain holders of which may become entitled to receive PIE Shares as provided in the Securities Purchase Agreement.

         "SERIES B PREFERRED STOCK" means the Series B Preferred Stock of the Company, par value $.01.

         "SERIES E PREFERRED STOCK" means the Series B Preferred Stock of the Company, par value $.01.

         "SHAREHOLDER AGREEMENT" means the Shareholder Agreement dated as of the date hereof by and among the Company, the Purchasers, Dartmouth Capital Group, L.P., Dartmouth Capital Group, Inc., Robert P. Keller and the other parties named therein and their respective transferees.

         "SPECIAL COMMON STOCK" means, together, the Voting Special Common Stock of the Company, par Value $.01, and the Non-Voting Special Common Stock of the Company, par value $.01 per share.


    Other capitalized terms not defined herein shall have the meanings assigned those terms in the Securities Purchase Agreement.

    2.   DEMAND REGISTRATIONS.

         (a) Commencing upon the earlier of (x) one year after the completion of an underwritten public offering of Class B Common Stock or (y) the second anniversary of the date hereof, and until such time as the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), the Holders of 40% of the Registrable Shares then outstanding may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by the Holders; PROVIDED, HOWEVER, that the minimum aggregate offering price of the Class B Common Stock to be registered by such Holders equals $10,000,000 (prior to deductions for underwriting discounts and commissions). Any such request pursuant to Section 2(a) shall be in writing and shall state the number of shares of Registrable Shares to be disposed of and the intended method of disposition of such shares by such Holder. If a Holder elects to distribute its Registrable Shares by means of an underwriting, it shall so advise the Company in its request. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration, on Form S-1 or Form S-2 (or any successor form), of all Registrable Shares which the Company has been requested so to register. The Company shall not be required to effect more than two (2) registrations pursuant to this Section 2(a) (each, a "Permitted Registration"). A registration shall not count as one of the Permitted Registrations under this Section 2(a) until it has become effective, and any registration pursuant to Section 2(a) shall not count as one of the Permitted Registrations unless the Holders of Registrable Shares are able to register and sell 75% or more of the Registrable Shares requested to be included in such registration. The Company shall not be required to effect any registration pursuant to this Section 2(a) within six months after the effective date of any other Registration Statement of the Company for an underwritten offering of Class B Common Stock.

         (b) If the Company is eligible to use Form S-3, or any similar short-form registration statement, the Holders of Registrable Shares shall have the right to request an unlimited number of registrations on Form S-3, or any similar short-form registration statement, (such requests shall be in writing and shall state the number of shares of Registrable Shares to be disposed of and the intended methods of disposition of such shares by such Holder), PROVIDED, HOWEVER, that the Company shall not be obligated to effect any such registration if (i) the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Shares and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $2,500,000 (prior to deductions for underwriting discounts and commissions), or (ii) in a given twelve-month period, after the Company has effected three (3) registrations pursuant to Sections 2(a) and/or 2(b) in any such period. If a Holder elects to distribute its Registrable Shares by means of an underwriting, it shall so advise the Company in its request. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration, on Form S-3 (or any successor form), of all Registrable Shares which the Company has been requested so to register.

         (c) In connection with any registration pursuant to Section 2, the Company shall keep such registration effective for a period of ninety (90) days or until the Holder has completed its distribution described in the Registration Statement relating thereto, whichever first occurs; PROVIDED, HOWEVER, that (i) such 90-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of the Company or of an underwriter of common stock (or other securities) of the Company, provided, however, that in no event shall such extension be more than 180 days, and (ii) in the case of any registration of Registrable Shares on Form S-3 (or any other applicable form) which are intended to be offered on a continuous or delayed basis, such 90-day period shall be extended, if necessary, to keep the Registration Statement effective until all such Registrable Shares are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the Registration Statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to
Section 13 or 15(d) of the Exchange Act in the Registration Statement.

         (d) Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Holders. Each Holder shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of the Holder's Registrable Shares as such Holder may request in such notice of election. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration of all Registrable Shares which the Company has been requested to register.

         (e) If at the time of any request to register Registrable Shares pursuant to this Section 2, the Company is engaged or has fixed plans to engage within 60 days of the time of the request in a registered public offering as to which the Holders may include Registrable Shares pursuant to Section 4 or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of six months from the date the Company received the request to register such Registrable Shares, such right to delay a request to be exercised by the Company not more than once in any 18-month period.

         (f)  If, after a Registration Statement becomes effective pursuant to
Section 2, the Company advises the Holders of any Registrable Shares registered pursuant to such Registration Statement that the Company, on the basis of a written opinion of outside counsel, considers it appropriate for the Registration Statement to be amended, the Holders of such shares shall suspend any further sales of their registered shares until the Company advises them that the applicable amendment to the Registration Statement has been filed and is then effective; provided that the Company shall use its best efforts to promptly file any such amendment. The 90-day time period referred to herein during which the Registration Statement must be kept current after its effective date shall be extended for an additional number of business days equal to the number of business days during which the rights to sell shares was suspended pursuant to the preceding sentence.

         (g) In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to this Section 2, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

         (h) In the case of any registration effected pursuant to this Section 2, the Holders of a majority of the Registrable Shares being offered in the registration shall have the right to designate the managing underwriter in any underwritten offering, subject to the approval of the Company, which approval may not be unreasonably withheld or delayed.

    3. "PIGGYBACK" REGISTRATION -- ON REGISTRATION DEMANDED BY HOLDERS. Upon receipt of any request by the Holders for registration of its Registrable Shares pursuant to Section 2, the Company shall promptly give written notice of such proposed registration to all Other Stockholders, including those that are, at such time, permitted to transfer all or any portion of their common stock pursuant to the Shareholder Agreement. In the event registration of the Holder's Registrable Shares is proposed to be underwritten, the right of Other Stockholders to participate shall be conditioned on such Other Stockholders' acceptance of the terms of the underwriting as agreed upon between the Company, the Holders of the Registrable Shares included in the Registration Statement, and the underwriters selected by the Holders. Such Other Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Secondary Shares as such Other Stockholders may request in such notice of election, subject (in the case of an underwritten offering) to the approval of the underwriter managing the offering. If in the opinion of the managing underwriter, the registration of all, or part of, the Secondary Shares that the Other Stockholders have requested to be included pursuant to this Section 3 would materially and adversely affect such public offering, then notwithstanding the foregoing, the Holders shall be required to include in the underwriting only that number of Secondary Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect. If the number of Secondary Shares to be included in the underwriting in accordance with the foregoing is less than the total number of shares that Other Stockholders of Secondary Shares have requested to be included, then the Other Stockholders who have requested registration shall participate in the underwriting PRO RATA based upon their total ownership of the aggregate number of all Secondary Shares requested to be included in such registration by the Other Stockholders (or in any other proportion as agreed upon by such Other Stockholders).

    4.   "PIGGYBACK" REGISTRATION.

         (a) If at any time the Company proposes to file a Registration Statement, whether at its own election or pursuant to a request made by one or more Other Stockholders, it will, prior to such filing, give written notice to all Holders of its intention to do so and, upon the written request of a Holder given within 30 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all (or the requested portion) of such Holder's Registrable Shares to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder; PROVIDED, HOWEVER, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 4 without obligation to any Holder.

         (b) In connection with any offering under this Section 4 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the requesting Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it.

         (c) If in the opinion of the managing underwriter the registration of all, or part of, the Registrable Shares which the Holders have requested to be included pursuant to this Section 4 would materially and adversely affect such public offering, then notwithstanding subsection 4(a) hereof the Company shall be required to include in the underwriting only that number of the Holders' Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect. If the number of Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of shares that Holders of Registrable Shares have requested to be included, then the Holders of Registrable Shares who have requested registration, and all Other Stockholders who have made a similar request, shall participate in the underwriting PRO RATA based upon their total ownership of the aggregate number of all Registrable Shares and Secondary Shares requested to be included in such registration by the Holders and such Other Stockholders (or in any other proportion as agreed upon by all Holders and Other Stockholders entitled to such rights).

    5. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, including, without limitation under Sections 2 and 4 hereof, the Company shall as expeditiously as possible:

         (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the Holders of a majority of the Registrable Shares covered by such Registration Statement copies of all such documents proposed to be filed, which documents shall be subject to the reasonable review and comment of such counsel) and, in connection therewith, use its best efforts to comply with all applicable rules and regulations of the Commission;

         (b) furnish to each selling Holder such reasonable number of copies of the registration statement, each amendment and supplement thereto, prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Holder;

         (c) use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Holders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Holders to consummate the public sale or other disposition in such jurisdictions of the Registrable Shares owned by the selling Holders; PROVIDED, HOWEVER, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation, execute a general consent to service of process or subject itself to taxation in any jurisdiction;

         (d) notify each Holder of Registrable Shares of the effectiveness of each Registration Statement filed hereunder;

         (e) cause all Registrable Shares covered by the Registration Statement to be listed on each securities exchange on which the Class B Common Stock is then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use all commercially reasonable efforts to secure designation of all such Registrable Shares covered by such Registration Statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure NASDAQ authorization for such Registrable Shares and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Shares with the NASD;

         (f) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such Registration Statement;

         (g) enter into such customary agreements (including underwriting agreements in customary form) and take all such other customary actions as the Holders of a majority of the Registrable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares, which actions are not inconsistent with the fiduciary duties of the Company's directors or which reasonably could be expected to be materially detrimental to some or all of the holders of Class B Common Stock;

         (h) make available for inspection by any underwriter participating in any disposition pursuant to a Registration Statement under Section 2 and any attorney, accountant or other agent retained by any such underwriter, or the attorney representing the Holders of Registrable Shares covered by such Registration Statement, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such party in connection with such Registration Statement, subject to the terms of such customary confidentiality agreement as the Company may reasonably request considering the circumstances under which, and the purposes for which, such information is requested;

         (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and to make available to the holders of Class B Common Stock and any of its other security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

         (j) permit any Holder of Registrable Shares which Holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included and as to which the Company has no reasonable objection;

         (k) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such Registration Statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order; and

         (l) with respect to any underwritten sale of Registrable Shares, or any sale of Registrable Shares as to which the Holder reasonably determines, after consultation with its counsel, that such Holder may have liability under Section 11 of the Securities Act as an underwriter or a control person, at the request of such underwriter or Holder (or the Holders of the majority of the Registrable Shares covered by such Registration Statement), the Company shall use all commercially reasonable efforts to obtain a so-called cold comfort letter from the Company's independent public accountants to such underwriter or Holder in customary form and covering such matters of the type customarily covered by cold comfort letters as the Holders of a majority of the Registrable Shares being sold reasonably request.

    If the Company has delivered preliminary or final prospectuses to the selling Holders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Holders and, if requested, the selling Holders shall immediately cease making offers of Registrable Shares and return all prospectuses then in their possession to the Company. The Company shall promptly provide the selling Holders with revised prospectuses and, following receipt of the revised prospectuses, the selling Holders shall be free to resume making offers of the Registrable Shares.

    6.   ALLOCATION OF EXPENSES.

         (a) The Company will pay all Registration Expenses of all registrations under this Agreement whether or not the registrations have become effective and whether or not such registrations have counted as one of the Permitted Registrations. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company or the Holders in complying with the terms hereof, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, accounting fees, fees and expenses for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then-listed or on the NASD automated quotation system, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders, but excluding underwriting discounts and selling commissions relating to the Registrable Shares, which expenses will be borne by the selling Holders.

         (b) Notwithstanding the foregoing, the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review and the expense of any liability insurance.

         (c) In connection with each registration for which the Company is required to pay all of the Holder's Registration Expenses pursuant to Section 6(a), the Company shall reimburse the Holders of Registrable Shares included in such registration for the reasonable fees and disbursements of one counsel chosen by the Holders of a majority of the Registrable Shares included in such registration and for the reasonable fees and disbursements of each additional counsel retained by any Holder of Registrable Shares for the purpose of rendering a legal opinion on behalf of such Holder in connection with any underwritten registration pursuant to Section 2,

3 or 4. Notwithstanding any other provision of this Agreement, in no event shall the Company's liability for any fees or expenses incurred by legal counsel retained by the Holders in connection with the preparation of a Registration Statement and matters customarily incident thereto under this Agreement exceed the sum of (i) $75,000, plus (ii) 30% of the amount by which such fees exceed $75,000, plus (iii) expenses incurred by such counsel; provided, however, that such limit shall be reasonably adjusted from time to time to reflect any increase in the cost of such legal services, generally, or any material change in the scope of legal work customarily performed by such counsel.

    7.   INDEMNIFICATION.

         (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, made in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

         (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter, if any, and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; PROVIDED, HOWEVER, that the obligation to indemnify shall be individual, not joint and several, for each Holder and the obligations of such Holders hereunder shall be limited to an amount equal to the proceeds to each Holder of the Registrable Shares of such Holder sold as contemplated herein.

         (c) Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7. The Indemnified Party may participate in such defense at such party's expense; PROVIDED, HOWEVER, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; PROVIDED, HOWEVER, that under no circumstances will the Indemnifying Party be required under this
Section 7 to pay the expenses of more than one counsel for the Indemnified Parties unless counsel has advised that there exists an actual or potential conflict of interest among two or more Indemnified Parties with respect to the matter as to which indemnification is sought, and then only the minimum number of counsel as are necessary to avoid such conflict. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

         (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an Indemnified Party under this
Section 7 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to herein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in the same proportion that the net proceeds from the offering (before deducting expenses) received by such Indemnifying Party bear to the total net proceeds from the offering (before deducting expenses), less the amount of any damages which such Indemnifying Party has otherwise been required to pay by reason of its indemnification obligations under this Section 7. No person guilty of fraudulent misrepresentation within the meaning of Section 11 of the Securities Act shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The contribution obligations of each Indemnifying Party under this Section 7 are several and not joint.

         (e) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities.

    8. INFORMATION BY HOLDERS. Each Holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing.

    9. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. After the date of this Agreement, the Company shall not, without the prior written consent of the Holders of two-thirds of the Registrable Shares (which consent shall not withheld unreasonably), enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include securities of the Company in any registration filed under Section 2 hereof. The Company hereby represents that, as of the date hereof, the only agreements pursuant to which the Company has granted registration rights with respect to any of its capital stock are (i) the Registration Agreement, dated September 30, 1995, as amended, by and between the Company and Dartmouth Capital Group, L.P. and (ii) the Employment Agreement, dated October 1, 1995, by and between the Company and Robert P. Keller. After the date of this Agreement, without the consent of the Holders of two-thirds of the Registrable Shares then outstanding, which consent shall not be unreasonably withheld, the Company shall not enter into any agreement granting registration rights to any Other Stockholders that does not permit the Holders of Registrable Shares to exercise the rights granted to them pursuant to Section 4 hereof.

    10.  RULE 144 REQUIREMENTS.  The Company agrees to:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

         (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

         (c) furnish to any holder of Registrable Shares upon request a written statement by the Company as to its compliance with the information requirements of Rule 144, and of the reporting requirements of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

    11. TRANSFERS OF CERTAIN RIGHTS. The rights granted to the Holders hereunder may be transferred by such Holder to any transferee who acquires not less than 50,000 Registrable Shares (which threshold shall be appropriately adjusted in the event of any future stock split, reverse split or similar reclassification of the Class B Common Stock); PROVIDED, HOWEVER, that (a) the Company is given written notice by the transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned, and (b) as a condition to the transfer of the rights hereunder, the transferee shall deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon the Holders under this Agreement to the same extent as if such transferee were a Purchaser.

    12. NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid, to the Company at its executive offices, to the attention of the Chief Executive Officer, and to each Holder at its address shown in the Company's stock register.

    13. CONSTRUCTION OF AGREEMENT. This Agreement embodies the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision. The headings of the sections, subsections, and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which to ether shall constitute one and the same instrument.

    14. AMENDMENTS AND WAIVERS. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holders of two-thirds of the Registrable Shares then outstanding. Any amendment or waiver effected in accordance with this Section 14 shall be binding upon each holder of any Registrable Shares, each future holder of all such securities and the Company. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be seemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

    15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

    16.  MISCELLANEOUS.

    (a)  Market Stand-off.

              (i) The Company shall not effect any public sale or distribution of its Class B Common Stock, or any securities convertible into or exchangeable or exercisable for Class B Common Stock, during the seven days prior to and during the 120-day period beginning on the effective date of any underwritten registration pursuant to Section 2(a) (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor form or as part of any other issuance of Class B Common Stock in exchange for securities or assets of another corporation), unless the underwriters managing the registered public offering otherwise agree; PROVIDED, HOWEVER, that the restrictions pursuant to this Section 16(a) shall expire 120-days from the effective date of the second Permitted Registration demanded by the Holder pursuant to Section 2(a).

              (ii) The Holder shall not effect any public sale or distribution of its Registrable Shares, or any securities convertible into or exchangeable or exercisable for Registrable Shares, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten registration by the Company of Class B Common Stock, other than pursuant to Section 2 of this Agreement, unless the underwriters managing the registered public offering otherwise agree.

    (b) SELECTION OF INVESTMENT BANKERS. The Company will consult with the Holder in advance of any underwritten registration effected pursuant to this Agreement regarding the selection of investment banker(s) and manager(s) for any public offering or private sale by the Company of Class B Common Stock.

    (c) NO INCONSISTENT AGREEMENTS. The Company shall not enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders of Registrable Shares in this Agreement.

    (d) ADJUSTMENTS AFFECTING REGISTRABLE SHARES. The Company shall not take any action and shall use all commercially reasonably efforts not to permit any change to occur, with respect to the terms of the Class B Common Stock set forth in the Company's Amended and Restated Certificate of Incorporation, as the same may be amended from time to time in a manner consistent herewith, which reasonably could be expected to adversely affect in any material respect (i) the ability of the Holders of Registrable Shares to include such Registrable Shares in a registration undertaken pursuant to this Agreement, or (ii) the marketability of such Registrable Shares in any such registration.

    (e) REMEDIES. Any person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or equity. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.




                     [Remainder of page intentionally left blank]

    IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.


                        COMMERCE SECURITY BANCORP, INC.


                        By:  /s/
                           ------------------------------------------------
                             Name:  Robert P. Keller
                             Title: President


                        MADISON DEARBORN CAPITAL PARTNERS II, L.P.
                        By:  MADISON DEARBORN PARTNERS, II, L.P.,
                            its general partner

                        By:  MADISON DEARBORN PARTNERS, INC.,
                            its general partner

                        By:  /s/
                           ------------------------------------------------
                             Name:     Paul R. Wood
                             Title:  Vice President


                        OLYMPUS GROWTH FUND II, L.P.
                        By:  OGP II, L.P., its general partner
                        By:  Conroy, L.L.C., its general partner



                        By:   /s/
                           ------------------------------------------------
                             Name:     James A. Conroy
                             Title:  Member


                        OLYMPUS EXECUTIVE FUND, L.P.
                        By:  OEF, L.P., its general partner
                        By:  Conroy, L.L.C., its general partner



                        By:   /s/
                           ------------------------------------------------
                             Name:     James A. Conroy

                                    Title:  Member